                                   UAM Funds
                                   Funds for the Informed Investors


Heitman Real Estate Portfolio
Annual Report                                               December 31, 2000

                                                                   [LOGO OF UAM]

     UAM FUNDS                           HEITMAN REAL ESTATE PORTFOLIO
                                         DECEMBER 31, 2000

     -----------------------------------------------------------------
                               TABLE OF CONTENTS
     -----------------------------------------------------------------

     Shareholders' Letter.........................................   1

     Statement of Net Assets......................................   6

     Statement of Operations......................................   8

     Statement of Changes in Net Assets...........................   9

     Financial Highlights.........................................  10

     Notes to Financial Statements................................  12

     Report of Independent Accountants............................  17
     -----------------------------------------------------------------

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

January 26, 2001

Dear Shareholder:

PERFORMANCE

The year 2000 proved to be a strong one for Real Estate Investment Trusts (REITs), with the Wilshire Real Estate Securities Index (WRESI) turning in its best annual performance since 1996, a positive 30.73%. By comparison, the S&P 500 Index was down 9.11% for the year and the Russell 2000 Index was down -3.02% during 2000.

The performance of the Heitman Real Estate Portfolio (the "Portfolio") for the year 2000 was 24.90% for the Institutional Class, and 24.22% at net asset value and 18.34%(1) at public offering price for the Advisor Class. The Portfolio generated strong absolute returns, but underperformed our benchmark for the year due primarily to the Portfolio's value orientation. The Portfolio has a long-established performance objective of exceeding the WRESI. Since inception of the Portfolio (Institutional Class) in March, 1989 through December 31, 2000, Portfolio performance has been 8.81%, outperforming the WRESI by 293 basis points. The following table compares the Portfolio's performance versus the indices for the period ending December 31, 2000.

Average Annual Total Returns

                                        Advisor Class    Advisor Class         Wilshire
                          Institution     Net Asset     Public Offering      Real Estate          S&P
                             Class          Value          Price (1)      Securities Index    500 Index
                          -----------   -------------   --------------    ----------------   -----------
3/13/89(2) - 12/31/00            8.81%           N/A               N/A                5.88%        16.49%
5/15/95(3) - 12/31/00             N/A          12.45%            11.48%              12.55%        20.11%
10 Years Ending
   12/31/00                     13.35%           N/A               N/A               11.39%        17.45%
5 Years Ending
   12/31/00                     11.87%         11.31%            10.24%              11.38%        18.33%
3 Years Ending
   12/31/00                      1.57%          1.06%            -0.55%               1.48%        12.26%
1 Year Ending
   12/31/00                     24.90%         24.22%            18.34%              30.73%        -9.11%
Quarter Ending
   12/31/00                      4.19%          3.95%            -0.96%               4.61%        -7.83%

(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(2)  Inception date of Institutional Class.
(3)  Inception date of Advisor Class. Index comparisons begin on 4/30/95.

All property sectors within the WRESI with the exception of factory outlets posted positive returns during 2000. The hotel sector was the biggest gainer for the year, up

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

46.0%, with the office sector next with an annual return of 37.5%. All other sectors, with the exception of factory outlets, posted positive double-digit year 2000 returns.

The strong positive performance of REITs in 2000 represents a significant rebound in values, after two down years in 1998 and 1999. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 9.0x at the end of 1999. At the end of 2000 the weighted average CAD multiple increased to approximately 10.3x.

MARKET CAPITALIZATION

During 2000, the market capitalization of the WRESI increased by $21.2 billion, to $134.3 billion. This was a reversal over the previous year, which saw the WRESI market cap decline by $7.2 billion. The recent increase in market capitalization has largely been a reflection of REIT price performance. There was little new equity capital raised in 2000, with zero raised in the form of initial public offerings and only $2.4 billion in secondary offerings. Equity remains an expensive source of capital for real estate companies trading below net asset value. Consolidation within the sector should continue and we expect few, if any, new companies coming public in the near-term. Longer term, we expect the market capitalization of the WRESI to increase as commercial property ownership in the United States continues its gradual shift from private to public ownership.

REAL ESTATE MARKET CONDITIONS

Real estate markets continue to exhibit strong supply/demand fundamentals, which will be important going forward if the economy slows during 2001. While the demand for all types of real estate is affected by overall economic growth, the long term nature of the underlying leases helps stabilize cash flows, relative to other sectors of the economy. Unlike a decade ago, real estate markets are in remarkably good shape. Vacancy rates are low across most property types and regions. New supply has increased to meet the needs of the until now rapidly growing economy, but a speculative development bubble such as we saw in 1988-1990 has not emerged.

Looking at the individual property types, consideration has to be made to how each may perform in a slower growth environment. In the apartment sector, 2000 was a very strong year with vacancy reaching record lows and accelerating rent growth primarily driven by East and West Coast markets. New supply in 2001 is projected to be down 5-10%, and almost 75% of markets have vacancies of 6% or less. On the demand side, apartments are considered to be well positioned to weather an economic downturn as many households who rent will postpone ownership in the midst of economic uncertainty. In the office sector, demand reached record levels during

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

2000. This caused vacancy rates to fall throughout the year and market rental rates to increase rapidly. During 2001, office demand is expected to moderate from 2000's torrid pace. Projected U.S. office-oriented employment growth is about 2% in 2001, while actual growth was near 3% during 2000. Low vacancy and limited new supply should combine to keep office markets healthy in 2001, unlike the 1990-1991 recession which began with vacancy rates in the high teens and dramatic overbuilding still underway. Due to the slowing economy, retail sales could be slow during 2001 which could force some retailers to consolidate. The end of 2000 saw declining sales growth compounded by severe winter weather and rising energy prices. The recent bankruptcies of Bradlees and Montgomery Ward sent further negative signals for this property type. The industrial sector had a great year in 2000, with demand exceeding supply by 37 million square feet in the top 24 markets. Furthermore, vacancy is at a much lower level than at the beginning of the last economic downturn. The number of markets with a vacancy rate of less than 8% is at a high for the decade.

NEAR TERM OUTLOOK

The strong performance of the REIT sector in 2000 encourages us to believe that investors now consider income and value stocks to be worthy alternatives to the growth-at-any-price and momentum stocks that have dominated the domestic equity market for the past two years. Continued investor enthusiasm for income and value stocks would support additional strong performance for REITs. Even considering how far REITs have moved in the past year, REITs do not yet appear expensive on an absolute, relative, or historical, basis. In fact, as of December 29, 2000 the average REIT's stock price represented an approximate 13% discount to the net asset value of the real estate owned by the REIT.

Given the generally healthy state of US property markets, the outlook for the fundamental driver of earnings for REITs, increasing market rental rates, appears favorable even considering the prospect for slower economic growth in 2001. REITs will likely continue to grow earnings through active management of core portfolios, through reinvestment of free cash flow into acquisitions and developments of new real estate assets, and through capital recycling such as sales of mature properties paired with developments of new properties. We anticipate a stabilized REIT earnings growth rate of approximately 9% during 2001, driven primarily by core real estate operations.

In this stable growth environment, dividend income will represent a significant component of REIT total return. As of December 29, 2000, the dividend yield on the WRESI stood at 6.4% compared with yields of 5.1% on the 10-year Treasury and 2.9% on the S&P Utilities Index (SPXU). Generally, REIT dividends are secure, rep-

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

resenting on average approximately 63% of REIT cash flow, and growing, since dividends must grow as taxable income grows in order to maintain compliance with REIT tax regulations. We anticipate that dividends will grow 4-5% during 2001.

Capital appreciation will likely account for the balance of REIT total return. Assuming stable stock price to earnings multiples, REIT stock prices should appreciate as REIT earnings grow.

Sincerely,


/s/ Timothy J. Pire, CFA      /s/ Larry Antonatos         /s/ Reagan Pratt
Timothy J. Pire, CFA          Larry Antonatos             Reagan Pratt
Co-Portfolio Manager          Co-Portfolio Manager        Co-Portfolio Manager

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                        Definition of Comparative Index
                        -------------------------------

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of the 400 industrial, 40 financial, 40 utility and 20 transportation stocks.

Standard & Poor's Utilities Index is a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange.

Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 2000

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                                    [GRAPH]

         -------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
         -------------------------------------------------------
          Institutional Class Shares        Advisor Class Shares
         -------------------------------------------------------
                                                          Since
         1 Year    5 Years      10 Years    1 Year      5/15/95*
         -------------------------------------------------------
          24.90%     11.87%        13.35%    18.34%       11.48%
         -------------------------------------------------------

                        Periods ended on December 31st

                                 HEITMAN REAL               WILSHIRE REAL
         S&P 500 INDEX        ESTATE PORTFOLIO+        ESTATE SECURITIES INDEX
            $49,927                $34,999                     $29,402


*Beginning of operations.
+The graph presents the performance of the Institutional Class shares. The performance of the Advisor Class shares will vary based upon the different inception date and fees (including 12b-1 fees and sales load) assessed to that class. The Advisor Class shares' performance reflects the deduction of the maximum 4.75% sales charge.

     All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   A portfolio's  performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 4.

UAM FUNDS                                      HEITMAN REAL ESTATE PORTFOLIO
                                               DECEMBER 31, 2000
----------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 93.5%

                                                      Shares         Value
                                                     ---------   -----------
  Apartment Investment & Management, Cl A.........    103,300    $ 5,158,544
  AvalonBay Communities...........................    116,300      5,829,537
  Bedford Property Investors......................     92,200      1,867,050
  Brandywine Realty Trust.........................    134,700      2,786,606
  Brookfield Properties...........................    169,500      2,987,437
  Camden Property Trust...........................     93,100      3,118,850
  CBL & Associates Properties.....................    112,900      2,857,781
  Centerpoint Properties..........................     32,600      1,540,350
  Chelsea Property Group..........................     42,593      1,570,617
  Colonial Properties Trust.......................     18,600        484,762
  Developers Diversified Realty...................    150,360      2,001,667
  Duke-Weeks Realty...............................    187,530      4,617,926
  Eastgroup Properties............................     94,318      2,110,365
  Equity Office Properties Trust..................    213,700      6,971,962
  Equity Residential Properties Trust.............     76,866      4,251,651
  Essex Property Trust............................     46,552      2,548,722
  Franchise Finance Corp of America...............     62,600      1,459,363
  General Growth Properties.......................     96,400      3,488,475
  Home Properties of New York.....................     14,900        416,269
  Kilroy Realty...................................     86,400      2,424,600
  Macerich........................................    113,400      2,175,863
  Pacific Gulf Properties.........................    164,200      1,005,725
  Pan PacificRetail Properties....................     46,582      1,039,361
  Parkway Properties..............................     39,300      1,166,719
  Philips International Realty....................    124,500        505,781
  Prologis Trust..................................    277,370      6,171,483
  PS Business Parks...............................     78,500      2,182,300
  Reckson Associates Realty, Cl B.................     76,829      2,088,788
  Security Capital Group, Cl B*...................    151,500      3,039,469
  Spieker Properties..............................     93,100      4,666,638
  Starwood Hotels & Resorts Worldwide.............     90,700      3,197,175
  Summit Properties...............................     74,500      1,937,000
  Sun Communities.................................     14,200        475,700
  Trizec Hahn.....................................    163,800      2,477,475
  Vornado Realty Trust............................     36,200      1,386,913
                                                                ------------
  TOTAL COMMON STOCKS
     (Cost   $81,184,678).........................              $ 92,008,924
                                                                ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      HEITMAN REAL ESTATE PORTFOLIO
                                               DECEMBER 31, 2000

----------------------------------------------------------------------------

PREFERRED STOCKS -- 3.0%

                                                                         Shares           Value
                                                                     -------------     ------------
  Health Care Property Investors, 7.875%, Ser A...................         2,100       $     37,144
  Taubman Centers, 8.30%, Ser A...................................         9,900            165,825
  Vornado Realty Trust, 6.50%, Ser A..............................        51,200          2,764,800
                                                                                       ------------
  TOTAL PREFERRED STOCKS
     (Cost $2,553,069)............................................                        2,967,769
                                                                                       ------------
SHORT-TERM INVESTMENT -- 4.2%

                                                                          Face
  REPURCHASE AGREEMENT -- 4.2%                                           Amount
                                                                     -------------
  Chase Securities Inc. 5.60%, dated 12/29/00, due 01/02/01, to be repurchased at $4,147,579, collateralized 4,007,759
     of a U.S. Treasury Note, valued at $4,145,051
     (Cost $4,145,000)............................................   $ 4,145,000          4,145,000
                                                                                       ------------

  TOTAL INVESTMENTS -- 100.7%
  (Cost $87,882,747) (A)..........................................                       99,121,693
                                                                                       ------------

  OTHER ASSETS AND LIABILITIES, NET -- (0.7%).....................                         (692,412)
                                                                                       ------------

   NET ASSETS CONSIST OF:

     Paid in Capital..............................................                       87,412,831
     Accumulated net realized loss on investments.................                         (222,496)
     Net unrealized appreciation on investments...................                       11,238,946
                                                                                       ------------
     Total Net Assets -- 100.0%...................................                     $ 98,429,281
                                                                                       ============
     Institutional Class Shares:
     Net Assets...................................................                     $ 75,012,656
     Shares Issued and Outstanding+...............................                        7,842,953
                                                                                       ============
     Net Asset Value, Offering and Redemption Price Per Share.....                     $       9.56
                                                                                       ============
     Advisor Class Shares
     Net Assets...................................................                     $ 23,416,625
     Shares Issued and Outstanding+...............................                        2,450,998
                                                                                       ============
     Net Asset Value, Offering and Redemption Price Per Share.....                     $       9.55
                                                                                       ============
     Offering Price Per Share ($9.55 / .9525).....................                     $      10.03
*    Non-Income Producing Security................................                     ============

Cl -- Class
Ser -- Series
(A) The cost for federal income tax purposes was $88,045,156 at December 31, 2000, net unrealized appreciation for all securities based on tax cost was $11,076,537. This consisted of aggregate gross unrealized appreciation for all securities of $12,020,569 and aggregate gross unrealized depreciation for all securities of $944,032.

+    Unlimited Number of Shares Authorized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 HEITMAN REAL ESTATE PORTFOLIO
                                          FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends....................................................   $    5,060,550
Interest.....................................................          159,029
Less: Foreign Taxes Withheld.................................          (16,635)
                                                                --------------
     Total Income............................................        5,202,944
                                                                --------------
Expenses
Investment Advisory Fees -- Note B...........................          712,373
Administrative Fees -- Note C................................          329,374
Distribution and Shareholder Servicing Fees -- Note E........          167,305
Printing Fees................................................           48,557
Registration and Filing Fees.................................           47,993
Custodian Fees -- Note D.....................................           28,133
Transfer Agent Fees..........................................           22,840
Audit Fees...................................................           20,472
Legal Fees...................................................           15,494
Trustees' Fees -- Note F.....................................            7,008
Insurance Expense............................................            4,912
Other Expenses...............................................           23,286
                                                                --------------
     Net Expenses Before Expense Offset......................        1,427,747
Expense Offset -- Note A.....................................           (6,542)
                                                                --------------
     Net Expense After Expense Offset........................        1,421,205
                                                                --------------
Net Investment Income........................................        3,781,739
                                                                --------------
Net Realized Gain on Investments.............................          193,199
Net Change in Unrealized Appreciation on Investments.........       17,053,240
                                                                --------------
Net Realized and Unrealized Gain on Investments..............       17,246,439
                                                                --------------
Net Increase in Net Assets Resulting from Operations.........   $   21,028,178
                                                                ==============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

   STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year Ended        Year Ended
                                                                   December 31,      December 31,
                                                                      2000              1999
                                                                 --------------     -------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Income..................................     $    3,781,739     $   5,955,363
     Net Realized Gain......................................            193,199         1,906,579
     Net Change in Unrealized Appreciation (Depreciation)...         17,053,240        (9,900,460)
                                                                 --------------     ------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations......................................         21,028,178        (2,038,518)
                                                                 --------------     -------------
Distributions:
     Net Investment Income:
       Institutional Class..................................         (2,893,642)       (4,360,546)
        Advisor Class.......................................           (916,696)       (1,937,600)
     Return of Capital:
       Institutional Class..................................           (609,285)               --
       Adviser Class........................................           (193,020)               --
                                                                 --------------     -------------
        Total Distributions.................................         (4,612,643)       (6,298,146)
                                                                 --------------     -------------
Capital Share Transactions (1):
Institutional Class
     Issued.................................................         26,462,617        27,423,998
     In Lieu of Cash Distributions..........................          1,541,912         2,087,262
     Redeemed...............................................        (30,953,035)      (37,909,875)
                                                                 --------------     -------------
        Net Decrease from Institutional Class Shares........         (2,948,506)       (8,398,615)
                                                                 --------------     -------------
Advisor Class
     Issued.................................................          1,945,983         4,702,989
     In Lieu of Cash Distributions..........................          1,001,395         1,774,948
     Redeemed...............................................        (13,253,857)      (20,856,749)
                                                                 --------------     -------------
        Net Decrease from Advisor Class Shares..............        (10,306,479)      (14,378,812)
                                                                 --------------     -------------
        Net Decrease from Capital Share Transaction.........        (13,254,985)      (22,777,427)
                                                                 --------------     -------------
        Total Increase (Decrease)...........................          3,160,550       (31,114,091)
                                                                 --------------     -------------
Net Assets:
     Beginning of Period....................................         95,268,731       126,382,822
                                                                 --------------     -------------
     End of Period (including undistributed net investment
        income of $0 and $0 respectively)...................     $   98,429,281     $  95,268,731
                                                                 ==============     =============

(1) Shares Issued and Redeemed:
Institutional Class:
     Issued.................................................          3,044,058         3,286,557
     In Lieu of Cash Distributions..........................            172,724           255,942
     Redeemed...............................................         (3,551,678)       (4,610,221)
                                                                 --------------     -------------
        Net Decrease from Institutional Class Shares........           (334,896)       (1,067,722)
                                                                 --------------     -------------
Advisor Class:
     Issued.................................................            225,217           558,272
     In Lieu of Cash Distribution...........................            112,916           217,948
     Redeemed...............................................         (1,557,390)       (2,518,320)
                                                                 --------------     -------------
        Net Decrease from Advisor Class Shares..............         (1,219,257)       (1,742,100)

        Net Decrease in Outstanding Shares..................         (1,554,153)       (2,809,822)
                                                                 ==============     =============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOILO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             Selected Per Share Data & Ratios
                                                               For a Share Outstanding Throughout Each Period

                                                              Institutional Shares Class
                                              ---------------------------------------------------------------
                                                                Years Ended December 31,
                                              ---------------------------------------------------------------
                                                2000         1999           1998         1997          1996
                                              --------     --------       --------     ---------     --------
Net Asset Value,
   Beginning of Period...................     $   8.04     $   8.62       $  10.49     $   10.96     $   8.65
                                              --------     --------       --------     ---------     --------
Income from Investment
   Operations
   Net Investment Income.................         0.36         0.43           0.32          0.40         0.37
   Net Realized and Unrealized
     Gain (Loss).........................         1.60        (0.54)         (1.88)         1.82         2.82
                                              --------     --------       --------     ---------     --------
   Total from Investment
     Operations..........................         1.96        (0.11)         (1.56)         2.22         3.19
                                              --------     --------       --------     ---------     --------
Distributions:
   Net Investment Income.................        (0.36)       (0.47)         (0.31)        (0.40)       (0.37)
   In Excess of Net Investment
     Income..............................           --           --             --         (0.05)       (0.10)
   Net Realized Gain.....................           --           --             --         (2.24)       (0.41)
   Tax Return of Capital(a)..............        (0.08)          --             --            --           --
                                              --------     --------       --------     ---------     --------
     Total Distributions.................        (0.44)       (0.47)         (0.31)        (2.69)       (0.88)
                                              --------     --------       --------     ---------     --------
Net Asset Value, End of Period...........     $   9.56     $   8.04       $   8.62     $   10.49     $  10.96
                                              ========     ========       ========     =========     ========
Total Return.............................        24.90%       (1.16)%       (15.12)%       21.12%       38.06%
                                              ========     ========       ========     =========     ========
Ratios/Supplemental Data
Net Assets, End of Period
   (Thousands)...........................     $ 75,013     $ 65,767       $ 79,717     $ 134,746     $129,275
Ratio of Expenses to Average
   Net Assets............................         1.36%        1.25%          1.22%         1.09%        1.23%
Ratio of Net Investment Income
   to Average Net Assets.................         4.14%        5.12%          3.14          3.57%        4.09%
Portfolio Turnover Rate..................           76%          49%            80%           90%          60%

(a) Historically, the Portfolio has distributed to its shareholders mounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOILO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                     Advisor Class Shares
                                        -----------------------------------------------

                                                    Years Ended December 31,
                                        -----------------------------------------------
                                          2000     1999      1998      1997     1996
                                        --------  -------  --------  --------  --------
Net Asset Value,
   Beginning of Period................  $   8.04  $  8.62  $  10.50  $  10.98  $   8.67
                                        --------  -------  --------  --------  --------
Income from Investment
   Operations
   Net Investment Income..............      0.31     0.39      0.25      0.35      0.31
   Net Realized and Unrealized
     Gain (Loss)......................      1.60    (0.53)    (1.86)     1.80      2.84
                                        --------  -------  --------  --------  --------
   Total from Investment
     Operations.......................      1.91    (0.14)    (1.61)     2.15      3.15
                                        --------  -------  --------  --------  --------
Distributions:
   Net Investment Income..............     (0.33)   (0.44)    (0.27)    (0.35)    (0.31)
   In Excess of Net Investment
    Income............................        --       --        --     (0.04)    (0.12)
   Net Realize Gain...................        --       --        --     (2.24)    (0.41)
   Tax Return of Capital (a)..........     (0.07)      --        --        --        --
                                        --------  -------  --------  --------  --------
     Total Distributions..............     (0.40)   (0.44)    (0.27)    (2.63)    (0.84)
                                        --------  -------  --------  --------  --------
Net Asset Value, End of Period........  $   9.55  $  8.04  $   8.62  $  10.50  $  10.98
                                        ========  =======  ========  ========  ========
Total Return (b)......................     24.22%   (1.62)%  (15.54)%   20.44%    37.44%
                                        ========  =======  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of  Period
   (Thousands)........................  $ 23,417  $29,502  $ 46,665  $ 85,222  $ 79,805
Ratio of Expenses to Average
   Net Assets.........................      1.89%    1.73%     1.73%     1.59%     1.73%
Ratio of Net Investment Income
   to Average Net Assets..............      3.54%    4.64%     2.65%     3.14%     3.91%
Portfolio Turnover Rate...............        76%      49%       80%       90%       60%

(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At December 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-- Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. Additionally, the Advisor Class Shares have a sales load with a maximum value of 4.75%. The Portfolio's investment objective is to obtain a high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

     Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
     sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the reported bid price quoted on such day. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as return of capital adjustments on REIT distributions.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
     These permanent book and tax basis differences resulted in reclassifications for the year ended December 31, 2000, as follows, a decrease in paid in capital of $811,007, a decrease in accumulated net realized gain (loss) of $19,897 and an increase in accumulated net investment income of $830,904.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisors LLC (the "Advisor"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. Old Mutual, Plc. gained control of UAM on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Fund Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

     For the period ended December 31, 2000, the Administrator was paid $329,374, of which $69,290 was paid to SEI for their services, $109,347 to DST for their services, and $67,568 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. At the discretion of UAM Fund Distributors, Inc., the entire sales charge it receives for distribution of the Advisor Class Shares may at times be reallowed to authorized dealers responsible for the sale.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") for the Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Plan, the Portfolio may not incur distribution and service fees which exceed the annual rate of 0.50% of the average daily net assets of Advisor Class Shares' net assets, without first obtaining shareholder approval.

     The Portfolio's Advisor Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of average daily net assets. In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares owned by the clients of the Service Agents.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended December 31, 2000, the Portfolio made purchases of $70,065,110 and sales of $85,113,742 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 2000

--------------------------------------------------------------------------------
     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended December 31, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At December 31, 2000, 56% of total Institutional Class Shares outstanding were held by 2 record Shareholders each owning 10% or greater of the aggregate total Institutional Class Shares outstanding. 41% of total Adviser Class Shares were held by 1 record shareholder.

     At December, 31, 2000, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $60,089 which will expire on December 31, 2008.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                               DECEMBER 31, 2000

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Heitman Real Estate Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2001

UAM FUNDS                         HEITMAN REAL ESTATE PORTFOLIO
                                  DECEMBER 31, 2000

------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                      William H. Park
Trustee, President and Chairman        Vice President

John T. Bennett, Jr.                   Gary L. French
Trustee                                Treasurer

Nancy J. Dunn                          Robert J. Della Croce
Trustee                                Assistant Treasurer

Philip D. English                      Linda T. Gibson, Esq.
Trustee                                Secretary

William A. Humenuk                     Theresa DelVecchio
Trustee                                Assistant Secretary

James P. Pappas
Vice President

------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City,
MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Heitman/PRA Securities Advisors LLC
180 North LaSalle Street
Chicago, IL 60601

Distributor
UAM Fund Distributors, Inc.
211 Congress Street Boston,
MA 02110

                     -------------------------------------
                      This report has been prepared for
                      shareholders and may be distributed
                      to others only if preceded or
                      accompanied by a current prospectus.
                     -------------------------------------